EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and accompanies the quarterly report on Form 10-QSB (the "Form 10-QSB") for the period ended March 31, 2004 of Chase Packaging Corporation (the "Company"). I, Allen McInnes, President and Principal Executive Officer of the Company, certify that, to the best of my knowledge:

(1) The Form 10-QSB fully  complies  with the  requirements  of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        ----------------------------------------
                                        Allen McInnes
                                        President & Principal Executive Officer


June 29, 2004